Omnicom Group

FOURTH QUARTER 2007 RESULTS

Investor Presentation

February 12, 2008

Exhibit 99.2

The following materials have been prepared for use in the February 12, 2008 conference call on Omnicom’s results of operations for the year ended December 31, 2007. The call will be archived on the Internet at
http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
 Certain of the statements in this document constitute forward-looking statements within the meaning of the Private
Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,”
“will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or
“continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

Other Information
All dollar amounts are in millions except for EPS. The financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2007 vs. 2006 P&L Summary

2007

2006

%

2007

2006

%

Revenue

3,626.0

$

3,216.2

$

12.7%

12,694.0

$

11,376.9

$

11.6%

Operating Profit

531.9

474.2

12.2%

1,659.1

1,483.5

11.8%

% Margin

14.7%

14.7%

13.1%

13.0%

Net Interest Expense

14.3

24.1

74.0

91.6

Profit Before Tax

517.6

450.1

15.0%

1,585.1

1,391.9

13.9%

% Margin

14.3%

14.0%

12.5%

12.2%

Taxes

175.5

151.4

536.9

466.9

% Tax Rate

33.9%

33.6%

33.9%

33.5%

Profit After Tax

342.1

298.7

14.5%

1,048.2

925.0

13.3%

Equity in Affiliates

12.7

12.0

38.4

29.6

Minority Interest

(40.9)

(33.5)

(110.9)

(90.6)

Net Income

313.9

$

277.2

$

13.2%

975.7

$

864.0

$

12.9%

Fourth Quarter

Full Year

2007 vs. 2006 Earnings Per Share (a)

Earnings per Share:

Basic

Diluted

  Growth Rate, Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  0.97

0.96

18.5

323.2

327.0

$0.150

2006

2007

Fourth Quarter

$  0.82

0.81

338.1
342.7

$0.125

$  2.99
2.95

18.0

326.0

330.4

$0.575

2006

2007

Full Year

$  2.52

2.50

342.9

346.1

$0.500

%

(a)

In connection with our two-for-one stock split distributed on June 25, 2007, which was effected in the form of a 100% stock dividend, all current and prior period per share amounts and weighted average share amounts have been adjusted in accordance with SFAS No. 128,
“Earnings per Share.”

%

2007 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in
U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

$

%

$

%

Prior Period Revenue

3,216.2

$

11,376.9

$

Foreign Exchange (FX) Impact (a)

161.7

5.0%

436.8

3.8%

Acquisition Revenue (b)

36.2

1.1%

77.7

0.7%

Organic Revenue (c)

211.9

6.6%

802.6

7.1%

Current Period Revenue

3,626.0

$

12.7%

12,694.0

$

11.6%

Fourth Quarter

Full Year

Fourth Quarter

Full Year

Advertising

43.0%

PR

10.0%

CRM

36.6%

  Specialty

10.4%

Advertising

43.5%

PR

9.4%

CRM

37.0%

Specialty

10.1%

(a)  “Growth” is the year-over-year increase or decrease from the prior period.

2007 Revenue By Discipline

Pie Chart

$ Mix

% Growth (a)

$ Mix

% Growth (a)

Advertising

1,578.6

13.1%

Advertising

5,463.7

12.0%

CRM

1,342.2

13.3%

####

CRM

4,645.7

14.1%

PR

339.5

9.6%

9.4%

PR

1,273.1

11.1%

Specialty

365.7

12.2%

####

Specialty

1,311.5

2.5%

Fourth Quarter

2007 Revenue By Geography

United
States

52.8%

UK

11.0%

Euro

Markets

21.3%

Other

14.9%

Full Year

United
States

51.0%

UK

10.1%

Euro

Markets

22.9%

Other

16.0%

(a)  “Growth” is the year-over-year increase or decrease from the prior period.

$ Mix

$ Growth (a)

$ Mix

$ Growth (a)

United States

1,845.9

$

160.8

$

United States

6,704.2

$

510.2

$

Organic

142.8

Organic

467.7

Acquisition

18.0

Acquisition

42.5

International

1,780.1

$

249.0

$

International

5,989.8

$

806.9

$

Organic

69.1

Organic

334.9

Acquisition

18.2

Acquisition

35.2

FX

161.7

FX

436.8

$ Mix

% Growth (a)

$ Mix

% Growth (a)

United States

1,845.9

$

9.5%

United States

6,704.2

$

8.2%

Euro Currency Markets

831.2

15.6%

Euro Currency Markets

2,709.7

16.9%

United Kingdom

367.8

6.7%

United Kingdom

1,393.8

13.3%

Other

581.1

24.3%

Other

1,886.3

15.3%

Cash Flow – GAAP Presentation (condensed)

2007

2006

Net Income

975.7

$

864.0

$

  Stock-Based Compensation Expense

68.7

71.1

  Depreciation and Amortization

208.6

190.0

  Other Non-Cash Items to Reconcile to Net Cash Provided by Operations

119.7

78.2

  Other Changes in Working Capital

243.8

564.5

  Excess Tax Benefit on Stock Compensation

(17.2)

(26.6)

Net Cash Provided by Operations

1,599.3

1,741.2

  Capital Expenditures

(223.0)

(177.6)

  Acquisitions

(358.8)

(236.3)

  Proceeds from Sale of Businesses

-

31.4

  Repayment of LT Notes Receivable

-

13.5

  Other Investing Activities, net

141.3

180.2

Net Cash Used by Investing Activities

(440.5)

(188.8)

  Dividends

(182.8)

(175.8)

  Proceeds from Issuance of Debt

3.4

996.6

  Repayment of Debt

(2.0)

(300.4)

  Stock Repurchases

(899.7)

(1,368.2)

  Share Transactions Under Employee Stock Plans

100.9

321.5

  Excess Tax Benefit on Stock Compensation

17.2

26.6

  Other Financing Activities

(77.7)

(83.8)

Net Cash Used by Financing Activities

(1,040.7)

(583.5)

Effect of exchange rate changes on cash and cash equivalents

(64.4)

(65.2)

Net Increase in Cash and Cash Equivalents

53.7

$

903.7

$

Full Year

Current Credit Picture

(a)        “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified.

            Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

(b)        In June 2006, holders of our Convertible Notes Due 6/15/33 were offered a supplemental interest payment not to put the notes to us for repurchase and to consent to certain amendments to the notes, including extending the maturity date on such notes.  Holders of $467.3 million of notes consented to the amendments, thus creating the Convertible Notes Due 7/1/38.  The remaining holders of the notes have subsequently put the notes to us for repurchase.

2007

2006

Operating Income (EBIT) (a)

$

1,659

$

1,484

Net Interest Expense (a)

$

74.0

$

91.6

EBIT / Net Interest

22.4

x

16.2

x

Net Debt / EBIT

0.7

x

0.8

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

12

$

11

CP Issued Under $2.5B - 5 Year Revolver Due 6/23/11

-

-

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

727

727

Convertible Notes Due 6/15/33 (b)

-

39

Convertible Notes Due 7/1/38 (b)

467

428

10 Year Notes Due 4/15/16

996

996

Other Debt

20

18

Total Debt

$

3,069

$

3,066

Cash and Short Term Investments

1,841

1,929

Net Debt

$

1,228

$

1,137

Full Year

Current Liquidity Picture

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada as of December 31, 2007. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount
Of Facility

Outstanding

Available

Committed Facilities

5 Year Revolver (a)

2,500

$

-

$

2,500

$

Other Committed Credit Facilities

12

12

-

Total Committed Facilities

2,512

12

2,500

Uncommitted Facilities (b)

443

-

-

(b)

Total Credit Facilities

2,955

$

12

$

2,500

$

Cash and Short Term Investments

1,841

Total Liquidity Available

4,341

$

As of December 31, 2007

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

(a)  Includes acquisitions of a majority interest in agencies resulting in their consolidation.

(b)  Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.

(c)  Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

(d)  Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

(e)  Includes additional consideration paid for acquisitions completed in prior periods.

New Subsidiary Acquisitions (a)

160

$

Affiliates to Subsidiaries (b)

3

Affiliates (c)

-

Existing Subsidiaries (d)

56

Earn-outs (e)

159

Total Acquisition Expenditures

378

$

Full Year 2007

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
December 31, 2007, assuming that the underlying acquired agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

2008

2009

2010

2011

Thereafter

Total

173

$

88

$

90

$

26

$

1

$

378

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions, Omnicom has agreed to acquire
(at the sellers’ option) additional equity interests. If these rights are exercised, there would likely be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of these potential future obligations (as of December 31, 2007), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently
Exercisable

Not Currently
Exercisable

Total

Subsidiary Agencies

169

$

93

$

262

$

Affiliated Agencies

39

13

52

Total

208

$

106

$

314

$

Fourth Quarter Acquisitions

Brandcom

Brandcom is a full service advertising agency offering strategic, creative and point of sale solutions to its clients business challenges. Brandcom will work with the DDB network.

Brandcom is based in Dubai, United Arab Emirates.

Fourth Quarter Acquisitions

Waters Widgren

WatersWidgren is a full service agency that was formed in 2005.
The agency was the most recognized Swedish agency at
Cannes in 2007.

Located in Stockholm, Sweden, WatersWidgren will merge with
TBWA\Sweden to form WatersWidgren\TBWA.